UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2018

NETLIST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

175 Technology Drive, Suite 150

Irvine, California 92618

(Address of principal executive offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Company’s news releases and filings with the Securities and Exchange Commission (the “SEC”), the Company was not in compliance with certain requirements for maintaining its listing on The Nasdaq Capital Market, including Nasdaq’s $1 per share minimum bid price rule.  The Company submitted a plan to regain compliance to the Nasdaq Hearings Panel and a request for an extension of time to remain listed on The Nasdaq Capital Market through September 25, 2018. On May 17, 2018, Nasdaq granted the Company’s request subject to the satisfaction of a number of conditions.  As of September 25, 2018, the Company had met all of these conditions with the exception of curing the $1 minimum bid price deficiency.  The failure to cure the minimum bid price deficiency by the deadline of September 25, 2018 caused Nasdaq to issue the final determination of delisting on September 25, 2018 and to suspend trading of the Company’s common stock on The Nasdaq Capital Market effective at the open of business on September 27, 2018.  Netlist remains a public company and will retain the “ticker” symbol “NLST.”  The Company’s shares of common stock will commence trading on the OTCQX® at the open of trading on September 27, 2018.  Quotes and related Company information will be available at www.otcmarkets.com.

Netlist plans to continue to make all required Securities and Exchange Commission (SEC) filings, including those on Forms 10-K, 10-Q and 8-K, and will remain subject to all SEC rules and regulations applicable to reporting companies under the Exchange Act. The Company plans to maintain an independent Board of Directors with an independent Audit Committee and to provide annual financial statements audited by a Public Company Accounting Oversight Board (PCAOB) auditor and unaudited interim financial reports, prepared in accordance with U.S. generally accepted accounting principles (GAAP).

Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the SEC after applicable appeal periods have lapsed.

Netlist intends to apply to relist on a major exchange in the future upon meeting the applicable new listing standards of that exchange.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Exhibit Description
99.1	Press release of Netlist, Inc., dated September 26, 2018

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release of Netlist, Inc., dated September 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Dated: September 26, 2018	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President and Chief Financial Officer